SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                                 August 25, 2004
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)




                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                        1-16619                        73-1612389
--------------             ------------------------          -------------------
   (State of               (Commission File Number)             (IRS Employer
Incorporation)                                               Identification No.)


           Kerr-McGee Center
        Oklahoma City, Oklahoma                                       73125
----------------------------------------                            ----------
(Address of principal executive offices)                            (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)



Item 7.01   Regulation FD Disclosure
                 On August 25, 2004 Kerr-McGee  Corporation will hold a security analyst meeting to discuss its third-quarter 2004 financial and operating results and expectations for the future. During the meeting, the company will discuss certain expectations for oil and natural gas production volumes for the year 2004. A table providing the projection ranges of 2004 average daily oil and natural gas production is attached hereto as an exhibit and is incorporated by reference herein.

                 Kerr-McGee   Corporation   has  posted  on  its   website,   at
            http:/www.kerr-mcgee.com, a table containing Oil and Gas Derivatives as of August 2004. The table is attached hereto as an exhibit and is incorporated by reference herein.


Item 9.01   Financial Statements and Exhibits

            (c) Exhibits

            99.1 Projected Daily Average Production Volumes
            99.2 Oil and Gas Derivatives

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                          KERR-MCGEE CORPORATION


                                              By:  (John M. Rauh)
                                                   -----------------------------
                                                   John M. Rauh
                                                   Vice President and Controller

Dated: August 25, 2004